                                                                     Exhibit 4.1

                            THE DOW CHEMICAL COMPANY


                                       AND


                           BNY MIDWEST TRUST COMPANY,


                                     Trustee


                               ------------------


                                    INDENTURE


                          Dated as of __________, 2003


                               ------------------

                            CROSS REFERENCE SHEET/*/

         Provisions of Trust Indenture Act of 1939, as amended, and Indenture dated as of ____________, 2003, between THE DOW CHEMICAL COMPANY and BNY MIDWEST TRUST COMPANY, Trustee:

Section of the Act            Section of Indenture
------------------            --------------------

310(a)(1) and (2)             6.9
310(a)(3) and (4)             Inapplicable
310(b)                        6.8 and 6.10
310(c)                        Inapplicable
311(a)                        6.13(a) and (c)(1) and (2) 311(b)
6.13(b)
311(c)                        Inapplicable
312(a)                        4.1 and 4.2(a)
312(b)                        4.2(a) and (b)
312(c)                        4.2(c)
313(a)                        4.4(a)(i), (ii), (iii), (iv), (v) and (vi)
313(b)(1)                     Inapplicable
313(b)(2)                     4.4
313(c)                        4.4
313(d)                        4.4
314(a)                        4.3
314(b)                        Inapplicable
314(c)(1) and (2)             11.5
314(c)(3)                     Inapplicable
314(d)                        Inapplicable
314(e)                        11.5
314(f)                        Inapplicable
315(a), (c) and (d)           6.1
315(b)                        5.11
315(e)                        5.12
316(a)(1)                     5.9 and 5.10
316(a)(2)                     Not required
316(a)(last sentence)         7.4
316(b)                        5.7
316(c)                        7.6
317(a)                        5.2
317(b)                        3.4(a) and (b)

318(a)                        11.7

-----------------------

* This Cross Reference Sheet is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                             Page
ARTICLE One         DEFINITIONS .........................................................................       1
     SECTION 1.1      Certain Terms Defined .............................................................       1
ARTICLE Two         SECURITIES ..........................................................................       6
     SECTION 2.1      Forms Generally ...................................................................       6
     SECTION 2.2      Form of Trustee's Certificate of Authentication ...................................       7
     SECTION 2.3      Amount Unlimited; Issuable in Series ..............................................       7
     SECTION 2.4      Authentication and Delivery of Securities .........................................       9
     SECTION 2.5      Execution of Securities ...........................................................      11
     SECTION 2.6      Certificate of Authentication .....................................................      11
     SECTION 2.7      Denomination and Date of Securities; Payments of Interest .........................      11
     SECTION 2.8      Registration, Transfer and Exchange ...............................................      13
     SECTION 2.9      Mutilated, Defaced, Destroyed, Lost and Stolen Securities .........................      16
     SECTION 2.10     Cancellation of Securities, Destruction Thereof ...................................      17
     SECTION 2.11     Temporary Securities ..............................................................      17
     SECTION 2.12     Compliance with Certain Laws and Regulations ......................................      19
     SECTION 2.13     Appointment of Agents With Respect to Certain Calculations ........................      19
     SECTION 2.14     CUSIP Numbers .....................................................................      19
ARTICLE Three       COVENANTS OF THE ISSUER .............................................................      20
     SECTION 3.1      Payment of Principal and Interest .................................................      20
     SECTION 3.2      Offices for Payment, etc ..........................................................      20
     SECTION 3.3      Appointment to Fill a Vacancy in Office of Trustee ................................      21
     SECTION 3.4      Paying Agents .....................................................................      21
     SECTION 3.5      [Reserved] ........................................................................      22
     SECTION 3.6      Limitation on Liens ...............................................................      22
     SECTION 3.7      Limitation on Sale and Lease-Back Transactions ....................................      24
     SECTION 3.8      Additional Amounts ................................................................      24
ARTICLE Four        SECURITYHOLDERS' LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE ....................      25
     SECTION 4.1      Issuer to Furnish Trustee Information as to Names and Addresses of
                      Securityholders ...................................................................      25
     SECTION 4.2      Preservation and Disclosure of Securityholders' Lists .............................      25
     SECTION 4.3      Reports by the Issuer .............................................................      27
     SECTION 4.4      Reports by the Trustee ............................................................      28
ARTICLE Five        REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT .....................      28
     SECTION 5.1      Event of Default Defined; Acceleration of Maturity;  Waiver of Default ............      28
     SECTION 5.2      Collection of Indebtedness by Trustee; Trustee May Prove Debt .....................      30
     SECTION 5.3      Application of Proceeds ...........................................................      32
     SECTION 5.4      Suits for Enforcement .............................................................      33
     SECTION 5.5      Restoration of Rights on Abandonment of Proceedings ...............................      33
     SECTION 5.6      Limitations on Suits by Securityholders ...........................................      33

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                        Page
     SECTION 5.7      Unconditional Right of Securityholders to Institute Certain Suits .............     34
     SECTION 5.8      Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default .......     34
     SECTION 5.9      Control by Securityholders ....................................................     35
     SECTION 5.10     Waiver of Past Defaults .......................................................     35
     SECTION 5.11     Trustee to Give Notice of Default, But May Withhold in Certain
                      Circumstances .................................................................     35
     SECTION 5.12     Right of Court to Require Filing of Undertaking to Pay Costs ..................     36
ARTICLE Six         CONCERNING THE TRUSTEE ..........................................................     36
     SECTION 6.1      Duties and Responsibilities of the Trustee; Prior to Default; During
                      Default .......................................................................     36
     SECTION 6.2      Certain Rights of the Trustee .................................................     37
     SECTION 6.3      Trustee Not Responsible for Recitals, Disposition of Securities or
                      Application of Proceeds Thereof ...............................................     39
     SECTION 6.4      Trustee and Agents May Hold Securities; Collections, etc ......................     39
     SECTION 6.5      Moneys Held by Trustee ........................................................     39
     SECTION 6.6      Compensation and Indemnification of Trustee and Its Prior Claim ...............     39
     SECTION 6.7      Right of Trustee to Rely on Officer's Certificate, etc ........................     40
     SECTION 6.8      Disqualification of Trustee; Conflicting Interests ............................     40
     SECTION 6.9      Persons Eligible for Appointment as Trustee ...................................     40
     SECTION 6.10     Resignation and Removal; Appointment of Successor Trustee .....................     41
     SECTION 6.11     Acceptance of Appointment by Successor Trustee ................................     42
     SECTION 6.12     Merger, Conversion, Consolidation or Succession to Business of Trustee ........     43
     SECTION 6.13     Preferential Collection of Claims Against the Issuer ..........................     43
     SECTION 6.14     Appointment of Authenticating Agent ...........................................     43
ARTICLE Seven       CONCERNING THE SECURITYHOLDERS ..................................................     44
     SECTION 7.1      Evidence of Action Taken by Securityholders ...................................     44
     SECTION 7.2      Proof of Execution of Instruments .............................................     45
     SECTION 7.3      Holders to Be Treated as Owners ...............................................     45
     SECTION 7.4      Securities Owned by Issuer Deemed Not Outstanding .............................     45
     SECTION 7.5      Right of Revocation of Action Taken ...........................................     46
     SECTION 7.6      Record Date for Determination of Holders Entitled to Vote .....................     46
ARTICLE Eight       SUPPLEMENTAL INDENTURES .........................................................     46
     SECTION 8.1      Supplemental Indentures Without Consent of Securityholders ....................     46
     SECTION 8.2      Supplemental Indentures With Consent of Securityholders .......................     48
     SECTION 8.3      Effect of Supplemental Indenture ..............................................     48
     SECTION 8.4      Documents to Be Given to Trustee ..............................................     49
     SECTION 8.5      Notation on Securities in Respect of Supplemental Indentures ..................     49
ARTICLE Nine        CONSOLIDATION, MERGER, SALE OR CONVEYANCE .......................................     49
     SECTION 9.1      Issuer May Consolidate, etc., on Certain Terms ................................     49

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                        Page
     SECTION 9.2      Successor Corporation Substituted .............................................     49
     SECTION 9.3      Opinion of Counsel to Trustee .................................................     50
ARTICLE Ten         SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS .......................     50
     SECTION 10.1     Satisfaction and Discharge of Indenture .......................................     50
     SECTION 10.2     Application by Trustee of Funds Deposited for Payment of  Securities ..........     52
     SECTION 10.3     Repayment of Moneys Held by Paying Agent ......................................     52
     SECTION 10.4     Return of Unclaimed Moneys Held by Trustee and Paying Agent ...................     52
     SECTION 10.5     Reinstatement of Issuer's Obligations .........................................     53
ARTICLE Eleven      MISCELLANEOUS PROVISIONS ........................................................     53
     SECTION 11.1     Incorporators, Stockholders, Officers and Directors of Issuer Exempt from
                      Individual Liability ..........................................................     53
     SECTION 11.2     Provisions of Indenture for the Sole Benefit of Parties and
                      Securityholders ...............................................................     53
     SECTION 11.3     Successors and Assigns of Issuer Bound by Indenture ...........................     53
     SECTION 11.4     Notices and Demands on Issuer, Trustee and Securityholders ....................     53
     SECTION 11.5     Officer's Certificates and Opinions of Counsel; Statements to Be
                      Contained Therein .............................................................     54
     SECTION 11.6     Payments Due on Saturdays, Sundays and Holidays ...............................     55
     SECTION 11.7     Conflict of Any Provision of Indenture with Trust Indenture Act of 1939 .......     55
     SECTION 11.8     New York Law to Govern; Waiver of Jury Trial ..................................     55
     SECTION 11.9     Counterparts ..................................................................     56
     SECTION 11.10    Effect of Headings ............................................................     56
     SECTION 11.11    Determination of Principal Amount; Calculation of Original Issue Discount .....     56
ARTICLE Twelve      REDEMPTION OF SECURITIES AND SINKING FUNDS ......................................     56
     SECTION 12.1     Applicability of Article ......................................................     56
     SECTION 12.2     Notice of Redemption; Partial Redemptions .....................................     56
     SECTION 12.3     Payment of Securities Called for Redemption ...................................     57
     SECTION 12.4     Exclusion of Certain Securities from Eligibility for Selection for
                      Redemption ....................................................................     58
     SECTION 12.5     Mandatory and Optional Sinking Funds ..........................................     58

TESTIMONIUM

SIGNATURES

ACKNOWLEDGMENTS

Exhibit A - Form of Certificate

         THIS INDENTURE, dated as of ______________, 2003 between THE DOW CHEMICAL COMPANY, a Delaware corporation (the "Issuer"), and BNY MIDWEST TRUST COMPANY, an Illinois trust company, as Trustee (the "Trustee"),

                              W I T N E S S E T H:

         WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more Series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         SECTION 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, as supplemented and amended from time to time, and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more Series.

         "Board of Directors" means either the Board of Directors of the Issuer or any duly authorized committee thereof.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors of the Issuer and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means, except as may otherwise be provided in the form of Securities of any particular Series, with respect to any Place of Payment, any day, other than a Saturday or Sunday, that is not a legal holiday, or a day on which banking institutions are authorized or required by law or regulation to close in The City of New York, Chicago or in that Place of Payment, or with respect to Securities denominated in a Foreign Currency, the capital city of the country of such Foreign Currency, or with respect to Securities denominated in ECU, Brussels, Belgium.

         "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Consolidated Net Tangible Assets" means the total assets of the Issuer and its consolidated subsidiaries as shown on or reflected in its balance sheet less (a) all current liabilities (excluding current liabilities which could be classified as long-term debt in conformity with generally accepted accounting principles and current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), (b) advances to entities accounted for on the equity method of accounting, and (c) intangible assets. "Intangible assets" means the aggregate value (net of any applicable reserves), as shown on or reflected in such balance sheet, of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organizational and development costs; (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); and (iv) unamortized debt discount and expense, less unamortized premium.

         "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, Attention: Corporate Trust Department, or such other address as the Trustee may designate from time to time by notice to the Holders and the Issuer, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Issuer).

         "Coupon" means any interest coupon appertaining to any Security.

         "Coupon Security" means any Security authenticated and delivered with one or more Coupons appertaining thereto.

         "Dollar" means the coin or currency of the United States which as of the time of payment is legal tender for the payment of public and private debts.

         "Euro" means the lawful currency of the member states of the European Economic and Monetary Union, pursuant to the Treaty establishing the European Community, as amended by the Treaty on European Union.

         "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

         "Event of Default" means any event or condition specified as such in
Section 5.1.

         "Exempted Indebtedness" means the sum of (i) all outstanding indebtedness of the Issuer and its Restricted Subsidiaries incurred after the date of this Indenture and secured by liens proscribed in paragraph (a) of
Section 3.6, and (ii) the aggregate of present values (discounted at a rate per annum equal to the average interest borne by all Outstanding Securities determined on a weighted average basis and compounded semi-annually) of the obligations of the Issuer or any Restricted Subsidiaries for rental payments during the remaining term of all leases (including any period for which any such lease has been extended or may, at the option of the lessor, be extended) of all Principal Property other than those leases expressly permitted by paragraph (a) of Section 3.7. The net amount of rent required to be paid under any such lease for any such term shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges and contingent rents such as those based on sales. In the case of any such lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

         "Foreign Currency" means a currency issued by the government of any country other than the United States.

         "Holder", "Holder of Securities", "Securityholder" or other similar terms mean the holder of an Unregistered Security or a Registered Holder of a Registered Security and, when used with respect to any Coupon, means the holder thereof.

         "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular Series of Securities established as contemplated hereunder.

         "Issuer" means (except as otherwise provided in Article Six) The Dow Chemical Company, a Delaware corporation, and, subject to Article Nine, its successors and assigns.

         "Issuer Notice" means the confirmation of the Issuer, transmitted by telecopy or in writing to the Trustee of the terms of the issuance of any Securities issuable in Tranches.

         "Issuer Order" or "Issuer Request" means a written order or request of the Issuer, signed in its name by its President, Chief Financial Officer or Treasurer and delivered to the Trustee.

         "Officer's Certificate" means a certificate signed by the President, Chief Financial Officer or Treasurer of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer. Each such opinion shall include the statements provided for in Section 11.5.

         "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

         "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to
Section 5.1.

         "Outstanding" (except as otherwise provided in Section 6.8), when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

         "Paying Agent" means any Person (which may include the Issuer) authorized by the Issuer to pay the principal of or interest, if any, on any Security on behalf of the Issuer.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" when used with respect to the Securities of any Series, means the place or places where the principal of and interest, if any, on the Securities of that Series are payable as specified pursuant to Section 3.2.

         "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

         "Principal Property" means any manufacturing facility owned by the Issuer or any Restricted Subsidiary and located within the United States (excluding its territories and possessions and the Commonwealth of Puerto Rico) the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds one percent of Consolidated Net Tangible Assets, other than any such facility or portion thereof which the Board of Directors reasonably determines is not material to the business conducted by the Issuer and its Subsidiaries as a whole.

         "Registered Holder" when used with respect to a Registered Security means the person in whose name such Security is registered in the Security register.

         "Registered Security" means any Security registered in the Security register.

         "Responsible Officer" when used with respect to the Trustee shall mean any officer in the corporate trust department (or any successor group) of the Trustee including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means any Subsidiary: (i) substantially all of the property of which is located, and substantially all of the business of which is carried on, within the United States (excluding its territories and possessions and the Commonwealth of Puerto Rico); and (ii) which owns or operates one or more Principal Properties; provided, however, that Restricted Subsidiary shall not include a Subsidiary which is primarily engaged in the business of a finance or insurance company and branches thereof.

         "Security" or "Securities" (except as otherwise provided in Section 6.8) has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

         "Series" or "Series of Securities" means a series of Securities. Except in Sections 1.1 - "Outstanding," 2.3 and 7.4 and Articles Five, Six and Eleven, the terms "Series" or "Series of Securities" shall also mean a Tranche in the event that the applicable Series may be issued in separate Tranches.

         "Specified Amount" has the meaning specified in Section 2.12.

         "Subsidiary" means any corporation, of which at least a majority of the Voting Stock is at the time owned directly or indirectly by the Issuer or by the Issuer and its other Subsidiaries. The term "Voting Stock" means outstanding shares of stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or some other default.

         "Tranche" means all Securities of the same Series which have the same issue date, maturity date and other terms.

         "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, any successor trustee.

         "Trust Indenture Act of 1939" or "Trust Indenture Act" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

         "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

         "Unregistered Security" means any Security not registered as to principal.

         "vice president" when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."

         "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such Series, and calculated by the Issuer in accordance with accepted financial practice.

                                   ARTICLE TWO

                                   SECURITIES

         SECTION 2.1 Forms Generally. The Securities of each Series (including any temporary or permanent global Securities) and the Coupons, if any, shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to a Board Resolution (or, to the extent established pursuant to, rather than set forth in, such Board Resolution, in an Officer's Certificate) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (the provisions of which shall be appropriate to reflect the terms of each Series of Securities, including the currency or denomination, which may be Dollars, Foreign Currency or ECU) and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and Coupons, if any. The definitive Securities and Coupons, if any, shall be printed, lithographed or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

         SECTION 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

         This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

                                     BNY Midwest Trust Company,
                                        as Trustee


                                     By_____________________________
                                         Authorized Signatory

                                     Dated:_________________________

         SECTION 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more Series. There shall be established in or pursuant to a Board Resolution, or to the extent established pursuant to, rather than set forth in, such resolution, established in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any Series,

             (1) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from all other Securities issued by the Issuer);

             (2) any limit upon the aggregate principal amount of the Securities of the Series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Sections 2.8, 2.9, 2.11 or 12.3);

             (3) whether Securities of the Series are to be issuable as Registered Securities, Unregistered Securities or both, whether any Securities of the Series are to be issuable initially in temporary global form and whether any Securities of the Series are to be issuable in permanent global form with or without Coupons and, if so, (i) whether beneficial owners of interest in any such permanent global Security may exchange such interest for Securities of such Series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.8 and (ii) the name of the depositary with respect to any global Security;

             (4) the Person to whom any interest in any Registered Security of the Series shall be payable, if other than the Person in whose name the Security (or one or more predecessor Securities) is registered at the close of business on the record date for such interest, the manner in which, or the Person to whom, any interest on any Unregistered

         Security of the Series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an interest payment date will be paid if other than in the manner provided in Section 2.11;

             (5) the date or dates on which the principal of the Securities of the Series is payable;

             (6) the rate or rates (or formula for determining such rates) at which the Securities of the Series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

             (7) whether the interest rate or interest rate formula, as the case may be, for Securities of the Series may be reset at the option of the Issuer and, if so, the date or dates on which such interest rate or interest rate formula, as the case may be, may be reset;

             (8) the place or places where the principal and interest on Securities of the Series shall be payable (if other than as provided in Section 3.2), any Registered Securities of the Series may be surrendered for registration of transfer, Securities of the Series may be surrendered for exchange and notices and demands to or upon the Issuer in respect of the Securities of the Series and this Indenture may be served;

             (9) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the Series may be redeemed or repurchased, in whole or in part, at the option of the Issuer or repaid at the option of the Holders;

             (10) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the Series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the Series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

             (11) the denominations in which any Registered Securities of the Series may be issued, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Unregistered Securities of the Series may be issued, if other than the denomination of $5,000;

             (12) the form of the Securities (or forms thereof if Unregistered and Registered Securities shall be issuable in such Series), including such legends as required by law or as the Issuer deems necessary or appropriate, the form of any Coupons or Temporary Global Security which may be issued and the forms of any certificates which may be required hereunder or which the Issuer may require in connection with the offering, sale, delivery or exchange of Unregistered Securities;

             (13) the currency or currencies, including composite currencies, in which payments of interest or principal are payable with respect to the Securities of the Series if other than the currency of the United States of America;

             (14) if the amount of payments of principal of or interest on the Securities of any Series may be determined with reference to the differences in the price of or rate of exchange between any indexes, currencies or commodities, the manner in which such amounts shall be determined;

             (15) if other than the principal amount thereof, the portion of the principal amount of Securities of the Series which thereof pursuant to Section 5.1 or provable in bankruptcy pursuant to Section 5.2;

             (16)  whether Securities of the Series are issuable in Tranches;

             (17) any additional Events of Default or restrictive covenants with respect to the Securities of such Series which are not set forth herein;

             (18) any other terms or conditions upon which the Securities of the Series are to be issued (which terms shall not be inconsistent with the provisions of this Indenture); and

             (19) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such Series.

         All Securities of any one Series shall be substantially identical except as to denomination, except as provided in the immediately succeeding paragraph, and except as may otherwise be provided in or pursuant to such Board Resolution or in any such indenture supplemental hereto. All Securities of any one Series need not be issued at the same time, and unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series.

         Each Series may be issued in one or more Tranches. Except as provided in the foregoing paragraph, all Securities of a Tranche shall have the same terms, including issue date, except that Securities of the same Tranche may be issued in different denominations of the same currency or composite currency.

         SECTION 2.4 Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any Series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities; provided, however, that in connection with its original issuance, no Unregistered Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that an Unregistered Security may be delivered in connection with its original issuance only if the Person entitled to receive such Unregistered Security shall have furnished a certificate in the form of Exhibit A-1 hereto dated no earlier than 15 days prior to the earlier of the date on which such Unregistered Security is delivered and the date on which any temporary Security first becomes exchangeable for such Unregistered Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Unregistered Security, then, for purposes of this Section and Section 2.11, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivered in connection with its original issuance of such beneficial owner's interest in such permanent global Unregistered Security. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon:

             (1) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Issuer;

             (2) any Board Resolution, Officer's Certificate and/or supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms of the Securities of any such Series were established;

             (3) an Officer's Certificate setting forth the form and terms of the Securities stating that the form and terms of the Securities have been established pursuant to Section 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request;

             (4)   an Opinion of Counsel to the effect that:

                   (a) the form or forms and terms of such Securities have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture;

                   (b) the authentication and delivery of such Securities by the Trustee are authorized under the provisions of this Indenture;

                   (c) such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer;

                   (d) all laws and requirements in respect of the execution and delivery by the Issuer have been complied with; and

                   (e) covering such other matters as the Trustee may reasonably request.

provided, however, that in the case of any Series issuable in Tranches, if the Trustee has previously received the documents referred to in Section 2.4(1)-(4) with respect to any Tranche of such Series, the Trustee shall authenticate and deliver Securities of such Series executed and delivered by the Issuer for original issuance upon receipt by the Trustee of the applicable Issuer Notice.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under this Indenture in a manner not reasonably acceptable to the Trustee.

     SECTION 2.5 Execution of Securities. The Securities shall be signed on behalf of the Issuer by the Chairman of its Board of Directors or its president or any vice president or its treasurer or any assistant treasurer. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee. Any Coupons attached to any Unregistered Security shall be executed on behalf of the Issuer by the manual or facsimile signature of any such officer of the Issuer.

     In case any officer of the Issuer who shall have signed any of the Securities or Coupons shall cease to be such officer before the Security or Coupon so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

     SECTION 2.6 Certificate of Authentication. Only such Securities and Coupons appertaining thereto as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

     The Trustee shall not authenticate or deliver any Unregistered Security until any matured Coupons appertaining thereto have been detached and canceled, except as otherwise provided or permitted by this Indenture.

     SECTION 2.7 Denomination and Date of Securities; Payments of Interest. The Securities shall be issuable in denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specification with respect to the Securities of any Series, Registered Securities of such Series shall be issuable in denominations of $1,000 and any multiple thereof, and Unregistered Securities of such Series shall be issuable in denominations of $5,000, and interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

     Each Registered Security shall be dated the date of its authentication, each Unregistered Security shall be dated as of the date of original issuance of the first Security of such Series to be issued, shall bear interest from the date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.3.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid, in the case of Registered Securities, to the person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for the payment of such interest and, in the case of Unregistered Securities, upon surrender of the Coupon appertaining thereto in respect of the interest due on such interest payment date.

     The term "record date" as used with respect to any interest payment date (except for a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular Series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the close of business on the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the close of business on the first day of such calendar month, whether or not such record date is a Business Day.

     Any interest on any Security of any Series which is payable, but is not punctually paid or duly provided for, on any interest payment date (called "defaulted interest" for the purpose of this Section) shall forthwith cease to be payable to the Registered Holder on the relevant regular record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Issuer, at its election in each case, as provided in clause (1) or clause
(2) below:

           (1) The Issuer may elect to make payment of any defaulted interest to the persons in whose names any such Registered Securities (or their respective predecessor Securities) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security of such Series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Registered Securities of such Series which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such special record date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such defaulted interest and the special record date thereof to be mailed, first class postage prepaid, to each Registered Holder at his address as it appears in the Security register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Registered Securities of such Series shall be paid to the person in whose names such Securities (or their respective predecessor Securities) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2).

           (2) The Issuer may make payment of any defaulted interest on the Securities of any Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that Series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     Any defaulted interest payable in respect of any Security of any Series which is not a Registered Security shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination as between the Holders of Registered Securities and other Securities of the same Series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Issuer, in the manner specified in Section 11.4.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 2.8 Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section
3.2 for each Series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Registered Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

     Upon due presentation for registration of transfer of any Registered Security of any Series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same Series in authorized denominations for a like aggregate principal amount.

     At the option of the Holder, Registered Securities of any Series may be exchanged for other Registered Securities of the same Series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Except as otherwise specified as contemplated by Section 2.3, Unregistered Securities may not be issued in exchange for Registered Securities.

     At the option of the Holder, Unregistered Securities of any Series may be exchanged for Registered Securities of the same Series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Unregistered Securities to be exchanged at any such office or agency, with all unmatured Coupons, if any, and all matured Coupons, if any, in default thereto appertaining. If the Holder of an Unregistered Security is unable to produce any such unmatured Coupons and all matured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Unregistered Securities are accompanied by payment in funds acceptable to the Issuer in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 3.2, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case an Unregistered Security of any Series is surrendered at any such office or agency in exchange for a Registered Security of the same Series and like tenor after the close of business at such office or agency on any record date and before the opening of business at such office or agency on the relevant interest payment date, such Unregistered Security shall be surrendered without the Coupon relating to such interest payment date and interest will not be payable on such interest payment date in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 2.3, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such Series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 2.3, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Issuer shall deliver to the Trustee definitive Securities of that Series in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Issuer. On or after the earliest date on which such interests may be so exchanged, such permanent global Securities shall be surrendered from time to time by the depositary holding such global security and in accordance with instructions given to the Trustee and such depositary (which instructions shall be in writing but need not comply with Section 11.5 or be accompanied by an Opinion of Counsel), as shall be specified in the Issuer Order with respect to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same Series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent global Security, a like aggregate principal amount of definitive Securities of the same Series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which (unless the Securities of the Series are not issuable both as Unregistered Securities and as Registered Securities, in which case the definitive Securities exchanged for the permanent global Security shall be issuable only in the form which the Securities are issuable, as specified as contemplated by Section 2.3) shall be in the form of Unregistered Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that Series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Unregistered Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the depositary or such other depositary referred to above in accordance with the instructions of the Issuer referred to above. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     Upon presentation for registration of any Unregistered Securities of any Series which by its terms is registrable as to principal, at the office or agency of the Issuer to be maintained as provided in Section 3.2, such Security shall be registered as to principal in the name of the Holder thereof and such registration shall be noted on such Security. Any Security so registered shall be transferable on the registry books of the Issuer upon presentation of such Security at such office or agency for similar notation thereon, but such Security may be discharged from registration by being in a like manner transferred to bearer, whereupon transferability by delivery shall be restored. Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

     Unregistered Securities shall be transferable by delivery, except while registered as to principal. Registration of any Coupon Security shall not effect the transferability by delivery of the Coupons appertaining thereto which shall continue to be payable to bearer and transferable by delivery.

     All Securities and Coupons issued upon any transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and Coupons surrendered upon such transfer or exchange.

     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 2.11, 8.5 or 12.3 not involving any transfer.

     The Issuer shall not be required (i) to issue, register the transfer of or exchange Securities of any Series during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities of that Series to be redeemed and ending at the close of business on (A) if Securities of the Series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the Series are issuable as Unregistered Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the Series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Unregistered Security so selected for redemption except that such an Unregistered Security may be exchange for a Registered Security of that Series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         SECTION 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or Coupon shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon an Issuer Order, the Trustee shall authenticate and deliver, a new Security of the same Series or Coupon, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security or Coupon, or in lieu of and substitution for the Security or Coupon so destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee and to any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

         Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security or Coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

         Every substitute Security of any Series or Coupon issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such Series or Coupons duly authenticated and delivered hereunder. All Securities or Coupons shall be held and owned upon the express condition that, to the extent permitted by the law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities or Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.10 Cancellation of Securities, Destruction Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund and all Coupons surrendered for payment or exchange, shall, if surrendered to the Issuer or any agent of the Issuer or the Trustee, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such cancelled Securities and Coupons in accordance with its customary practices. If the Issuer shall acquire any of the Securities and Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities and Coupons unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.11 Temporary Securities. Pending the preparation of definitive Securities of any Series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing may determine, as evidenced by their execution of such Securities. In the case of any Series issuable as Unregistered Securities, such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any Series are issued, the Issuer will cause definitive Securities of that Series to be prepared without unreasonable delay. After the preparation of definitive Securities of such Series, the temporary Securities of such Series shall be exchangeable for definitive Securities of such Series upon surrender of the temporary Securities of such Series at the office or agency of the Issuer maintained pursuant to Section 3.2 for the purpose of exchanges of Securities of such Series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any Series (accompanied by any unmatured Coupons appertaining thereto) the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same Series and of like tenor of authorized denominations; provided, however, that no definitive Unregistered Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Unregistered Security shall be delivered in exchange for a temporary Unregistered Security only in compliance with the conditions set forth in Section 2.4.

         If temporary Securities of any Series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to a European office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and Clearstream, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

         Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Issuer shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, or, if so specified as contemplated by
Section 2.3, a permanent global Security, in either case, executed by the Issuer. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same Series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 2.3, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture; and provided, further, that definitive Unregistered Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 2.4.

         Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a Series in a temporary global Security shall be exchanged for definitive Securities of the same Series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Clearstream, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture, dated no earlier than 15 days prior to the Exchange Date. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or Clearstream. Definitive Securities in bearer form to be delivered on exchange for any portion of a temporary global Security shall be delivered only outside the United States.

         Until exchanged in full as hereinabove provided, the temporary Securities of any Series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same Series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 2.3, interest payable on a temporary global

Security on an interest payment date for Securities of such Series occurring prior to the applicable Exchange Date shall be payable to Euroclear and Clearstream. on such Interest Payment Date upon delivery by Euroclear and Clearstream to the Trustee of a certificate or certificates in the form set forth in Exhibit A-3 to this Indenture, for credit without further interest on or after such interest payment date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear and Clearstream, as the case may be, a certificate in the form set forth in Exhibit A-4 to this Indenture. Any interest so received by Euroclear and Clearstream and not paid as herein provided shall be returned to the Trustee and then to the Issuer in accordance with Section 10.4.

         Neither the Trustee nor any agent shall have responsibility for any actions taken or not taken by the Common Depository.

         SECTION 2.12 Compliance with Certain Laws and Regulations. If any Unregistered Securities are to be issued in any Series of Securities, the Issuer will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that Unregistered Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Issuer.

         SECTION 2.13 Appointment of Agents With Respect to Certain Calculations. The Issuer may appoint an Agent or Agents with respect to one or more Series of Securities which Agent or Agents shall be authorized to determine the rate or rates of interest applicable to the Securities of any Series from time to time in effect, the amount of principal or premium, if any, payable on the Securities of any Series and the rates of exchange applicable to the Securities of any Series denominated in a currency other than United States dollars from time to time in effect, all in accordance with the terms of the Securities of such Series. Wherever reference is made in this Indenture to any such calculation by the Trustee, it shall be deemed to refer to the calculation by such agent or agents. Such agent, upon calculating the amounts so to be calculated pursuant to the terms of the Securities of any Series shall communicate promptly in writing the amounts so calculated to the Issuer and the Trustee. Absent manifest error, all amounts so calculated shall be binding on the Issuer, the Trustee and the Holders of the Securities of such Series.

         Any such agent may resign at any time by giving written notice thereof to the Issuer and to the Trustee. The Issuer may at any time terminate the agency of any such agent by giving written notice thereof to such agent and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, the Issuer may appoint a successor agent and shall give notice of such appointment to all Holders of Securities in the manner provided in Section 11.4.

         SECTION 2.14 CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE THREE

                             COVENANTS OF THE ISSUER

         SECTION 3.1 Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each Series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such Series in accordance with the terms of the Securities of such Series, any Coupons appertaining thereto and this Indenture.

         The interest on Unregistered Securities shall be payable only upon presentation and surrender of the Coupons for such interest installments as are evidenced thereby as they mature. The interest on any temporary Unregistered Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, if any, only upon presentation and surrender of such Coupon, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest.

         SECTION 3.2 Offices for Payment, etc. If Securities of a Series are issuable only as Registered Securities, the Issuer will maintain an office or agency where Securities of that Series may be presented or surrendered for payment, where Securities of that Series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of that Series and this Indenture may be served. Except as otherwise specified as contemplated by Section 2.3, if Securities of a Series are issuable as Registered Securities and/or Unregistered Securities, the Issuer will maintain (A) in the Borough of Manhattan, The City of New York, or in the City of Chicago, an office or agency where any Registered Securities of that Series may be surrendered for registration of transfer, where Securities of that Series may be surrendered for exchange, where notices and demands to or upon the Issuer in respect of the Securities of that Series and this Indenture may be served and where Unregistered Securities of that Series and related Coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, outside the United States, an office or agency where Securities of that Series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that Series pursuant to Section 3.8); provided, however, that if the Securities of that Series are listed on The International Stock Exchange, London, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Issuer will maintain a Paying Agent for the Securities of that Series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that Series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, outside the United States, an office or agency where any Registered Securities of that Series may be surrendered for registration of transfer, where Securities of that Series may be surrendered for exchange and where notices and demands to or upon the Issuer in respect of the Securities of that Series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency in respect of any Series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that Series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Unregistered Securities of that Series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Unregistered Securities of that Series pursuant to Section 3.8) at an office maintained by the Trustee in New York, and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

     Except as otherwise specified as contemplated by Section 2.3, no payment of principal or interest on Unregistered Securities shall be made at any office or agency of the Issuer in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States, provided, however, that, if the Securities of a Series are denominated and payable in Dollars, payment of principal of and premium, if any, and interest on any Unregistered Security (including any additional amounts payable on Securities of such Series pursuant to Section 3.8) shall be made at the office of the Issuer's Paying Agent in the Borough of Manhattan, The City of New York, or the City of Chicago, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Issuer in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Issuer may also from time to time designate one or more other offices or agencies where the Securities of one or more Series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any Series for such purposes. The Issuer will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

     Unless otherwise specified pursuant to Section 2.3, the Trustee is appointed Paying Agent and Registrar.

     SECTION 3.3 Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each Series of Securities hereunder.

     SECTION 3.4 Paying Agents. Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Securities of any Series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Agent shall agree with the Trustee, subject to the provisions of this Section,

     (a) that it will hold all sums received by it as such Agent for the payment of the principal of or interest on the Securities of such Series or Coupons (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such Series or Coupons) in trust for the benefit of the Holders of the Securities of such Series or of the Trustee, and upon the occurrence of an Event of Default pay over all such sums received by it to the Trustee,

     (b) that it will give the Trustee written notice of any failure by the Issuer (or by any other obligor on the Securities of such Series) to make any payment of the principal of or interest on the Securities of such Series or Coupons when the same shall be due and payable, and

     (c) that it will give the Trustee written notice of any change of address of any Holder of which it is aware.

     The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such Series or Coupons, deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee in writing of any failure to take such action.

     If the Issuer shall act as its own Paying Agent with respect to the Securities of any Series or Coupons, it will, on or before each due date of the principal of or interest on the Securities of such Series or Coupons, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such Series or Holders of such Coupons a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee in writing of any failure to take such action.

     Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all Series of Securities or Coupons hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such Series by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

     SECTION 3.5 [Reserved]

     SECTION 3.6 Limitation on Liens. (a) So long as any of the Securities remain outstanding and unpaid, the Issuer will not create, assume or suffer to exist and will not cause, suffer or permit any Restricted Subsidiary to create, assume or suffer to exist, any mortgage, pledge or lien of or upon any Principal Property or additions thereto or shares of capital stock of any Restricted Subsidiary, whether owned at the date of this Indenture or thereafter acquired, without making effective provision, and the Issuer covenants that in any such case it will make or cause to be made effective provision, whereby the Securities then Outstanding shall be secured by such mortgage, pledge or lien equally and ratably with any and all other obligations and indebtedness thereby secured so long as such indebtedness is so secured; provided that the foregoing covenant shall not apply to any mortgage, pledge or lien (hereinafter in this Section 3.6 referred to as "liens") of the following character:

             (i) liens on Principal Property existing at the time of acquisition of such Principal Property or to secure the payment of all or any part of the purchase price of such Principal Property or any addition thereto or to secure any indebtedness incurred at the time of, or within 120 days after, the acquisition of such Principal Property or any addition thereto for the purpose of financing all or any part of the purchase price thereof (provided such liens are limited to such Principal Property or additions thereto);

         (ii)   liens existing on the date of this Indenture;

         (iii) liens on property or shares of capital stock, or arising out of any indebtedness of any corporation existing at the time such corporation became or was merged into the Issuer or a Restricted Subsidiary;

         (iv) liens executed by any Restricted Subsidiary and exclusively securing indebtedness or evidences of indebtedness incurred or issued by such Restricted Subsidiary either to the Issuer or to any Subsidiary;

         (v) liens arising from assignments of money due and to become due under contracts between the Issuer or any Restricted Subsidiary and the United States or any State, or any department, agency or political subdivision thereof;

         (vi) liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or being contested in good faith;

         (vii) liens arising by reason of any judgment, decree or order of any court, so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or so long as the period within which such proceedings may be initiated shall not have expired; or pledges or deposits to secure payment of workmen's compensation or other insurance, good faith deposits in connection with tenders, contracts (other than contracts for the payment of money) or leases, deposits to secure public or statutory obligations, deposits to secure public or statutory obligations, deposits to secure or in lieu of surety or appeal bonds, or deposits as security for the payment of taxes;

         (viii) liens in connection with the issuance of tax-exempt industrial development or pollution control bonds or other similar bonds issued pursuant to Section 103(b) of the Internal Revenue Code of 1986, as amended, or as hereafter amended, to finance all or any part of the purchase price of or the cost of constructing, equipping or improving property; provided that such liens shall be limited to such property acquired (including personal property) or constructed or such improvement and to thereto substantially unimproved real property on which such construction or improvement is located; and provided, further that the Issuer and Restricted Subsidiaries may further secure all or any part of such purchase price or the cost of construction of such improvements and personal property by an interest in additional property of the Issuer and Restricted Subsidiaries only to the extent necessary for the construction, maintenance and operation of, and access to, such property so acquired or constructed or such improvement;

         (ix) liens in favor of any customer arising in respect of partial, progress, advance or other payments made by or on behalf of such customer for goods produced for or services rendered to such customer in the ordinary course of business not exceeding the amount of such payments;

           (x) extensions, renewals or replacements, in whole or in part, of any lien referred to in the foregoing clauses (i) to (ix), inclusive, provided that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or any part of the same property that secured the lien extended, renewed or replaced (plus improvements on such property); and

           (xi) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease, and tenants' rights under leases; easements; and any other liens of a nature similar to those hereinabove described in this clause (xi) which do not, in the opinion of the Issuer, materially impair the use of such property in the operation of the business of the Issuer or a Restricted Subsidiary or the value of such property for the purposes of such business.

     (b) Notwithstanding the provisions of paragraph (a) of this Section 3.6, the Issuer or any Restricted Subsidiary may create or assume liens; provided that at the time of such creation or assumption, and after giving effect thereto, Exempted Indebtedness does not exceed 10 percent of Consolidated Net Tangible Assets at such time.

     SECTION 3.7 Limitation on Sale and Lease-Back Transactions. (a) The Issuer will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement providing for the leasing by the Issuer or any Restricted Subsidiary of any Principal Property (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Issuer and a Subsidiary or between Subsidiaries), which Principal Property has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary (herein referred to as a "Sale and Lease-Back Transaction") unless the net proceeds of such sale are at least equal to the fair value (as determined by the Board of Directors) of such property.

     (b) Notwithstanding the provisions of paragraph (a) of this Section 3.7, the Issuer or any Restricted Subsidiary may enter into Sale and Lease-Back Transactions, provided that at the time of such entering into, and after giving effect thereto, Exempted Indebtedness does not exceed 10 percent of Consolidated Net Tangible Assets at such time.

     SECTION 3.8 Additional Amounts. If the Securities of a Series provide for the payment of additional amounts, the Issuer will pay to the Holder of any Security of such Series or any Coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal or premium, if any, of or interest on, or in respect of, any Security of any Series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any Series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     If the Securities of a Series provide for the payment of additional amounts, at least 10 days prior to the first interest payment date with respect to that Series of Securities (or if the Securities of that Series will not bear interest prior to maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal, premium, if any, or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Issuer will furnish the Trustee and the Issuer's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of or interest on the Securities of that Series shall be made to Holders of Securities of that Series or any related Coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that Series. If any such withholding shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons and the Issuer will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section.

                                  ARTICLE FOUR

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE

     SECTION 4.1 Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each Series:

           (a) semiannually and not more than 10 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section
     2.3 for non-interest bearing securities in each year, and

           (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Security registrar for such Series, such list shall not be required to be furnished but in any event the Issuer shall be required to furnish such information concerning the Holders of Unregistered Securities which is known to it; provided, further, that the Issuer shall have no obligation to investigate any matter relating to any Holder of an Unregistered Security or any Holder of a Coupon.

     SECTION 4.2 Preservation and Disclosure of Securityholders' Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each Series of Securities contained in the most recent list furnished to it as provided in Section 4.1 or maintained by the Trustee in its capacity as Security registrar for such Series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

     (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular Series (in which case the applicants must all hold Securities of such Series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

          (ii) inform such applicants as to the approximate number of Holders of Securities of such Series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such Series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such Series or all Securities, as the case may be, or could be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of such order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

     SECTION 4.3 Reports by the Issuer. The Issuer covenants:

          (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commissioner may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, and if the Issuer is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, or in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

          (c) to transmit by mail to the Holders of Securities in the manner and to the extent required by Sections 4.4(c) and 11.4, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents, and reports required to be filed by the Issuer pursuant to subsection (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission; and

          (d) to furnish to the Trustee, not less often than annually, commencing on ____________, 2004 a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the Issuer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

     SECTION 4.4 Reports by the Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 1 following the date of the initial issuance of Securities under this Indenture deliver to Holders a brief report, dated as of such May 1, which complies with the provisions of such Section 313(a).

     (b) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Securities of any applicable Series are listed and also with the Commission. The Issuer agrees to promptly notify the Trustee with respect to any Series when and as the Securities of such Series become admitted to trading on any national securities exchange and of any delisting therefrom.

                                  ARTICLE FIVE

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

     SECTION 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Securities of any Series whatever used herein means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any installment of interest upon any of the Securities of such Series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of all or any part of the principal on any of the Securities of such Series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

          (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such Series; or

          (d) default in the performance, or breach, of any covenant or warranty of the Issuer in respect of the Securities of such Series (other than a covenant or warranty in respect of the Securities of such Series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after notice thereof has been received by the Issuer from the Trustee or the Holders of at least 25% in principal amount of the Outstanding Securities of such Series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (f) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

          (g) any other Event of Default provided in the supplemental indenture or Board Resolution under which such Series of Securities is issued or in the form of Security for such Series.

If an Event of Default described in clauses (a), (b), (c), (d) or (g) above (if the Event of Default under clause (d) or (g) is with respect to less than all Series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such Series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such Series then Outstanding hereunder (each such Series treated as a separate class), by notice in writing to the Issuer (and to the Trustee if given by the Securityholders), may declare the entire principal (or, if the Securities of that Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that Series) of all Securities of such Series and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d) or (g) (if the Event of Default under clause (d) or (g) is with respect to all Series of Securities then Outstanding), shall have occurred and be continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal of all the Securities then Outstanding and interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an event of default described in clause (e) or (f) shall have occurred, the principal of all the Securities then Outstanding hereunder, together with interest accrued thereon, shall become due and payable immediately without any declaration or other act by the Trustee or any Holder.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any Series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such Series (or of all the Securities, as the case may be) and the principal of any and all Securities of such Series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit), and such amount as shall be sufficient to cover compensation to the Trustee, its agents, attorneys and counsel, and all other fees and expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the nonpayment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein - then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of such Series, each Series treated as a separate class (or of all the Securities, as the case may be, treated as a single class) then outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such Series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

     SECTION 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any Series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any Series when the same shall have become due and payable, whether upon maturity of the Securities of such Series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such Series and the Holders of any Coupons appertaining thereto the whole amount that then shall have become due and payable on all Securities of such Series or such Coupons for principal of or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any fees and expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

     Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any Series to the persons entitled thereto, whether or not the principal of and interest on the Securities of such Series are overdue.

     In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or its respective property, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor under the Securities of any Series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of any Series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all fees and expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders and the Holders of any Coupons appertaining thereto allowed in any judicial proceedings relative to the Issuer or other obligor upon all Securities of any Series, or to the creditors or property of the Issuer or such other obligor,

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any Series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other fees and expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.6.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the fees, expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities and Holders of any Coupons in respect of which such action was taken.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities and Coupons appertaining thereto in respect to which such action was taken, and its shall not be necessary to make any Holders of such Securities and Coupons appertaining thereto parties to any such proceedings.

     SECTION 5.3 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of the Securities of any Series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and any Coupons appertaining thereto in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such Series in reduced principal amounts in exchange for the presented Securities of like Series if only partially paid, or upon surrender thereof if fully paid:

     FIRST: To the payment of costs and expenses applicable to such Series in respect of which moneys have been collected, including compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all fees and expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.6;

     SECOND: In case the principal of the Securities of such Series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such Series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

     THIRD: In case the principal of the Securities of such Series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such Series for principal and interest, with interest upon the overdue principal, and (to the extent that payment of such interest is permissible by law and that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such Series, then to the payment of such principal and interest or yield to maturity, without preference or priority of principal over interest or yield to maturity or of interest or yield to maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such Series over any other Security of such Series, ratably to the aggregate of such principal and accrued and unpaid interest; and

     FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

     SECTION 5.4 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 5.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     SECTION 5.6 Limitations on Suits by Securityholders. No Holder of any Security of any Series or Holder of any Coupon shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such Series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such indemnity satisfactory to the Trustee, as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security and by a Holder of each Coupon appertaining thereto with every other taker and Holder of a Security or Holder of any Coupon appertaining thereto and the Trustee, that no one or more Holders of Securities of any Series or one or more Holders of any Coupons appertaining thereto shall have any right in any manner whatever, by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or any other Holders of such Coupons, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable Series and all the Holders of Coupons appertaining thereto (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders). For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 5.7 Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any provision in this Indenture and any provision of any Security or Coupon, the right of any Holder of any Security and the right of any Holder of any Coupon appertaining thereto to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 5.6, every power and remedy given by this Indenture or by law to the Trustee, to the Securityholders or to the Holder of any Coupon appertaining thereto may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee, the Securityholders or Holders of any Coupon.

     SECTION 5.9 Control by Securityholders. The Holders of a majority in aggregate principal amount of the Securities of each Series affected (with each Series treated as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such Series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all Series or of the Holders of any Coupons appertaining thereto so affected not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

     Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

     SECTION 5.10 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Securities of any Series as provided in
Section 5.1, in the case of any event specified in clause (d) or (g) of Section
5.1 (which relates to less than all Series of Securities then Outstanding), the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each Series treated as a separate class) may waive any such default or Event of Default, or, in the case of an event specified in clause (d), (g) (if the Event of Default under clause (d) or (g) relates to all Series of Securities then Outstanding), (e) or (f) of Section 5.1, the Holders of a majority in principal amount of all the Securities then Outstanding (treated as one class) may waive any such default or Event of Default and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee, the Holders of the Securities of such Series and the Holder of any Coupon appertaining thereto shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 5.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Securityholders of any Series notice in the manner and to the extent provided in Section 11.4, of all defaults known to it which have occurred with respect to such Series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such Series or any default in the payment of any sinking fund installment or analogous obligation in respect of any of the Securities of such Series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such Series.

     SECTION 5.12 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security and each Holder of any Coupon, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any Series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such Series, or, in the case of any suit relating to or arising under clause (d) or (g) of Section 5.1 (if the suit relates to Securities of more than one but less than all Series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or in the case of any suit relating to or arising under clause (d), (g) (if the suit under clause (d) or (g) relates to all the Securities then Outstanding), (e) or (f) of
Section 5.1, 10% in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security.

                                   ARTICLE SIX

                             CONCERNING THE TRUSTEE

     SECTION 6.1 Duties and Responsibilities of the Trustee; Prior to Default; During Default. With respect to the Holders of any Series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular Series and after the curing or waiving of all Events of Default which may have occurred with respect to such Series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a Series has occurred (which has not been cured or waived) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

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     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

     (a) prior to the occurrence of an Event of Default with respect to the Securities of any Series and after the curing or waiving of all such Events of Default with respect to such Series which may have occurred:

          (i) the duties and obligations of the Trustee with respect to the Securities of any Series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm the accuracy or mathematical calculations or other facts stated therein);

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     SECTION 6.2 Certain Rights of the Trustee. Subject to Section 6.1:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or any assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

          (g) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate;

          (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (i) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

          (j) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trust has actual knowledge thereof or unless

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

     written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

          (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

     SECTION 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

     SECTION 6.4 Trustee and Agents May Hold Securities; Collections, etc. The Trustee, any Paying Agent, Security registrar, or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

     SECTION 6.5 Moneys Held by Trustee. Subject to the provisions of Section
10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

     SECTION 6.6 Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and properly documented out of pocket expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the reasonable costs and expenses (including the reasonable compensation and properly documented out of pocket expenses and disbursements of its agents and counsel) of defending itself against or investigating any claim of liability in the premises

(whether asserted by the Issuer, any Holder or any other Person). The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable and properly documented out of pocket expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or the Holders of particular Coupons, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1 or in connection with Article Five hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any bankruptcy law.

     SECTION 6.7 Right of Trustee to Rely on Officer's Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it or under the provisions of this Indenture upon the faith thereof.

     SECTION 6.8 Disqualification of Trustee; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest, as defined in the Trust Indenture Act, then, within 90 days after ascertaining that it has such conflicting interest, and if the default (as defined in the Trust Indenture Act) to which such conflicting interest relates has not been cured or waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or resign in the manner and with the effect specified in the Trust Indenture Act and this Indenture.

     SECTION 6.9 Persons Eligible for Appointment as Trustee. The Trustee for each Series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. Such corporation shall have its principal place of business in the United States of America, if there be such a corporation in such location willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

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

       SECTION 6.10 Resignation and Removal; Appointment of Successor Trustee.
(a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all Series of Securities by giving written notice of resignation to the Issuer and by mailing notice thereof to the Holders in the manner and to the extent provided in Section 11.4. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable Series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any Series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable Series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

       (b)  In case at any time any of the following shall occur:

            (i)    the Trustee shall fail to comply with the provisions of
       Section 6.8 with respect to any Series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such Series for at least six months; or

            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

            (iii) the Trustee shall become incapable of acting with respect to any Series of the Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable Series of Securities and appoint a successor trustee for such Series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
Section 5.12, any Securityholder who has been a bona fide Holder of a Security or Securities of such Series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such Series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If no successor Trustee shall be appointed with respect to any Series and have accepted appointment within 30 days after the giving of such notice of removal, the trustee being removed may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to the Securities of such series.

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

            (c) The Holders of a majority in aggregate principal amount of the Securities of each Series at the time Outstanding may at any time remove the Trustee with respect to Securities of such Series and appoint a successor trustee with respect to the Securities of such Series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders.

            (d) Any resignation or removal of the Trustee with respect to any Series and any appointment of a successor trustee with respect to such Series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

            SECION 6.11 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable Series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such Series of its predecessor hereunder, with like effect as if originally named as trustee for such Series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.6.

            If a successor trustee is appointed with respect to the Securities of one or more (but not all) Series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable Series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any Series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

            No successor trustee with respect to any Series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of
Section 6.8 and eligible under the provisions of Section 6.9.

            Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Issuer shall give notice in the manner and to the extent provided in Section 11.4 to the

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

Holders of Securities of any Series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

       SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

       In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any Series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any Series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such Series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any Series in the name of any precedessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

       SECTION 6.13 Preferential Collection of Claims Against the Issuer. If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer (or any such other obligor).

       SECTION 6.14 Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more Series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such Series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 2.9, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication or any other action in connection therewith, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and other action taken on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer.

       An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment to all Holders of Securities in the manner provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with the effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Issuer.

       The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

       If an appointment with respect to one or more Series of Securities is made pursuant to this Section, the Securities of such Series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

                                       BNY Midwest Trust Company,
                                       As Trustee


                                       By:___________________________________
                                               As Authenticating Agent

                                       By:___________________________________
                                                 Authorized Signatory

                                       Dated: ________________________________


                                  ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS

       SECTION 7.1 Evidence of Action Taken by Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all Series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

       (b) The ownership of Registered Securities shall be proved by the Security register.

       (c) The amount of Unregistered Securities held by any Person executing any instrument or writing as a Securityholder, the numbers of such Unregistered Securities, and the date of his holding the same may be proved by the production of such Securities or by a certificate executed by any trust company, bank, broker or member of a national securities exchange (wherever situated), as depositary, if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Unregistered Securities therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as a Securityholder, if such certificate or affidavit is in form satisfactory to the Trustee. The Trustee and the Issuer may assume that such ownership of any Unregistered Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Unregistered Security is produced, or (ii) such Unregistered Security is produced by some other person, or (iii) such Unregistered Security is surrendered in exchange for a Registered Security, or (iv) such Unregistered Security has been cancelled in accordance with Section 2.10.

       SECTION 7.2 Proof of Execution of Instruments. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

       SECTION 7.3 Holders to Be Treated as Owners. The Issuer, the Trustee and any Agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such Series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any Agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

       SECTION 7.4 Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all Series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in conclusively relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     SECTION 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

     SECTION 7.6 Record Date for Determination of Holders Entitled to Vote. The Issuer may, in the circumstances permitted by the Trust Indenture Act, set a record date for the purpose of determining the Securityholders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Securityholders. If not set by the Issuer prior to the first solicitation of a Securityholder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 4.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly appointed proxies) shall be entitled to give or take, or vote on, the relevant action.

                                 ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

     SECTION 8.1 Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more Series any property or assets;

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such Series to waive such an Event of Default;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of the Securities or the Holders of any Coupons;

          (e) to establish the form or terms of Securities of any Series as permitted by Sections 2.1 and 2.3; or

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than the one trustee, pursuant to the requirements of Section 6.11.

     The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

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

     Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 8.2.

     SECTION 8.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of more than 50% of the aggregate principal amount of the Securities at the time Outstanding of all Series affected by such supplemental indenture (treated as one class), the Issuer, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such Series; provided, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount provable in bankruptcy pursuant to Section 5.2, or impair or affect the right of any Securityholder to institute suit for payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any Series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

     Upon the request of the Issuer, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall give notice in the manner and to the extent provided in Section 11.4 to the Holders of Securities of each Series affected thereby at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed

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

to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each Series and Holders of Coupons affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions and is authorized or permitted by of this Indenture.

     SECTION 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any Series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear, upon the direction of the Issuer, a notation in form satisfactory to the Trustee for such Series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities of any Series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such Series then outstanding.

                                  ARTICLE NINE

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     SECTION 9.1 Issuer May Consolidate, etc., on Certain Terms. The Issuer covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any Person, unless (i) either the Issuer shall be the continuing corporation, or the successor corporation or the Person which acquires by sale or conveyance substantially all the assets of the Issuer (if other than the Issuer) shall be a corporation organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) the Issuer or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

     SECTION 9.2 Successor Corporation Substituted. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the Issuer Order of such successor corporation instead of the

Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

SECTION 9.3 Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                  ARTICLE TEN

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

     SECTION 10.1 Satisfaction and Discharge of Indenture. (A) If at any time
(a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any Series and Coupons, if any, appertaining thereto Outstanding hereunder (other than Securities and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any Series and Coupons theretofore authenticated (other than any Securities of such Series and Coupons which have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (c)(i) all the Securities of such Series and Coupons not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any Paying Agent to the Issuer in accordance with Section 10.4) or U.S. Government Obligations, as defined below, maturing as to principal and interest in such amounts and at such times as will ensure the availability of cash sufficient to pay at maturity or upon redemption all Securities of such Series and Coupons (other than any Securities of such Series and Coupons which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) not theretofore delivered

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

to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to Securities of such Series and Coupons, then this Indenture shall cease to be of further effect with respect to Securities of such Series and Coupons (except as to (i) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities and Coupons, (iii) rights of Holders to receive payments of principal thereof and interest thereon upon the original stated due dates therefor (but not upon acceleration) and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders of such Series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officer's Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such Series; provided, that the rights of Holders of the Securities and Holders of Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture, the Securities of such Series and Coupons.

     (B) In addition to the provisions of Section 10.1(A), the Issuer may terminate its obligations under the Securities of any Series and this Indenture with respect to such Series, except those obligations referred to in the penultimate paragraph of this Section 10.1, if the Issuer has irrevocably deposited or caused to be deposited with the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Securityholders of such Series for that purpose, (i) cash or (ii) direct noncallable obligations of, or noncallable obligations guaranteed by, the United States of America or an agency thereof for the payment of which guarantee or obligation the full faith and credit of the United States of America is pledged ("U.S. Government Obligations"), or a combination thereof, maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such principal or interest, to pay the principal of and interest on the outstanding Securities of such Series and Coupons to maturity or redemption, as the case may be, provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal of and interest on the Outstanding Securities and Coupons of such Series.

     Such irrevocable trust agreement shall include, among other things, provision for (1) payment of the principal of and interest on the Securities of such Series and Coupons when due (by redemption, sinking fund payments or otherwise), (2) the payment of the expenses of the Trustee incurred or to be incurred in connection with carrying out such trust provisions, (3) rights of registration, transfer, substitution and exchange of Securities of such Series and Coupons in accordance with the terms stated in this Indenture and (4) continuation of the rights and obligations and immunities of the Trustee as against the Securityholders of such Series as stated in this Indenture.

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

     Notwithstanding the first paragraph of this Section 10.1(B), the Issuer's obligations, if any, in Sections 2.8, 2.9, 3.1, 3.2, 5.1, 6.1, 6.2, 6.6, 6.10,
10.4 and 10.5 shall survive until the Securities of such Series and Coupons, if any, are no longer Outstanding; provided, however, that the Issuer's obligations, if any, in Section 5.1 shall survive only with respect to Events of Default as defined in Sections 5.1(a), 5.1(b), and 5.1(c). Thereafter, the Issuer's obligations, if any, in Sections 6.6, 10.4 and 10.5 shall survive.

     After any such irrevocable deposit, in each case sufficient, in the opinion of an independent firm or certified public accountants, accompanied by an Officer's Certificate which shall state that the provisions of the first two paragraphs of this Section 10.1(B) have been complied with, and upon delivery by the Issuer to the Trustee of an opinion of independent legal counsel who shall be satisfactory to the Trustee to the effect that Securityholders of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same time as would have been the case if such deposit and discharge had not occurred, then the Issuer shall be discharged of its obligations under the Securities of such Series and this Indenture with respect to such Series except for those surviving obligations specified above, and the Trustee upon request shall acknowledge in writing such discharge. Prior to the delivery of such acknowledgment, the Trustee may require the Issuer to deliver to it an Officer's Certificate and Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the deposit and discharge contemplated by this provision have been complied with, and the Trustee may also require that the Opinion of Counsel shall also state that such deposit does not violate applicable law.

     SECTION 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys deposited with the Trustee pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent), to the Holders of the particular Securities of such Series and any Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any Series or Coupons, all moneys then held by any Paying Agent under the provisions of this Indenture with respect to such Series of Securities or Coupons shall, upon demand of the Issuer, be repaid to the Issuer or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     SECTION 10.4 Return of Unclaimed Moneys Held by Trustee and Paying Agent. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest on any Security of any Series or Coupons and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such Series or such Paying Agent, and the Holder of the Security of such Series or Holders of Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

     SECTION 10.5 Reinstatement of Issuer's Obligations. If the Trustee is unable to apply any funds or U.S. Government Obligations in accordance with
Section 10.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and the Securities of any Series for which such application is prohibited shall be revived and reinstated as if no deposit had occurred pursuant to Section 10.1 until such time as the Trustee is permitted to apply all such funds or U.S. Government Obligations in accordance with Section 10.1; provided, however, that if the Issuer has made any payment of interest on or principal of any of such Securities or Coupons because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Securityholders of such Securities to receive such payment from the funds or U.S. Government Obligations held by the Trustee.

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

     SECTION 11.1 Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or Coupon appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

     SECTION 11.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any Paying Agent and their successors hereunder and the Holders of the Securities and Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     SECTION 11.3 Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

     SECTION 11.4 Notices and Demands on Issuer, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee, by the Holders of Securities, or by the Holders of Coupons to or on the

Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674 Attention: Vice President and Treasurer, except that any notices required or permitted to be given under Section 5.1 hereof shall be given or served by registered or certified mail only. Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

     Where this Indenture provides for notice to Holders of any event, (1) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Registered Holders as their names and addresses appear in the Security register within the time prescribed and (2) if any of the Securities affected by such event are Unregistered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if published once in a newspaper of general circulation in New York, New York and London, England and in such other city or cities as may be specified in such Securities within the time prescribed. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     SECTION 11.5 Officer's Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 4.3(d)) shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

     SECTION 11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal or premium, if any, of the Securities of any Series or Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest, principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     SECTION 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317 of the Trust Indenture Act, by the operation of Section 318(c) thereof, such imposed duties shall control, except as, and to the extent, expressly excluded from this Indenture, as permitted by the Trust Indenture Act. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

     SECTION 11.8 New York Law to Govern; Waiver of Jury Trial. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State without regard to conflicts of laws principles thereof.

     EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

     SECTION 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 11.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.11 Determination of Principal Amount; Calculation of Original Issue Discount. In determining whether the Holders of the requisite principal amount of outstanding Securities of any Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1 and the principal amount of any Securities denominated in a Foreign Currency or ECU that shall be deemed to be outstanding for such purposes shall be determined by converting the Foreign Currency or the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate as of the date of such determination.

     The Issuer shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE TWELVE

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

     SECTION 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any Series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a Series except as otherwise specified as contemplated by Section 2.3 for Securities of such Series.

     SECTION 12.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Securities of any Series to be redeemed as a whole or in part at the option of the Issuer shall be given by giving notice of such redemption as provided in Section 11.4, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such Series. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a Series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such Series.

     The notice of redemption to each such Holder shall identify the Securities to be redeemed (including CUSIP number) and shall specify the date fixed for redemption, the redemption price (or the method of calculating the redemption price), the place or places of payment, that payment will be made upon presentation and surrender of such Securities, and that, unless otherwise specified in such notice, Coupon Securities, if any, surrendered for payment must be accompanied by all Coupons maturing subsequent to the redemption date, failing which the amount of any such missing Coupon or Coupons will be deducted from the sum due for payment, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and that, if less than all of the Outstanding Securities of a Series are to be redeemed, the identification and principal amount of the Securities to be redeemed. In case any Security of a Series is to be redeemed in part, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such Series in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Securities of any Series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's written request, by the Trustee in the name and at the expense of the Issuer.

     On or prior to 10 a.m., New York City time, the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such Series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Issuer will deliver to the Trustee at least 60 days prior to the date fixed for redemption an Officer's Certificate stating the aggregate principal amount of Securities to be redeemed.

     If less than all the Securities of a Series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such Series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such Series selected for redemption and, in the case of any Securities of such Series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any Series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections
6.5 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest on Registered Securities becoming due on the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.7 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest borne by the Security.

     Upon presentation of any Security redeemed in part only and the Coupons appertaining thereto, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities and the Coupons appertaining thereto, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     SECTION 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 60 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

     SECTION 12.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any Series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any Series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any Series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such Series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such Series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such Series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such Series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

     On or before the sixtieth day next preceding each sinking fund payment date for any Series, the Issuer will deliver to the Trustee an Officer's Certificate
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such Series, (b) stating that none of the Securities of such Series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such Series have occurred (which have not been waived or cured) and are continuing, (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such Series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date and (e) specifying such sinking fund payment date. Any Securities of such Series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate written statement (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such Series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such Series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such Series as provided in this Section.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular Series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such Series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such Series to absorb said cash, as nearly as may be possible, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such Series (or portions thereof) so selected. Securities of any Series which are identified by registration and certificate number in an Officer's Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer shall be excluded from Securities of such

Series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so notify the Trustee in writing) shall cause notice of redemption of the Securities of such Series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such Series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such Series shall be added to the next cash sinking fund payment for such Series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular Series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such Series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such Series at maturity.

     On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Securities of a Series with sinking fund moneys or mail or publish any notice of redemption of Securities for such Series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing or publication of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such Series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.

                                            THE DOW CHEMICAL COMPANY


                                            By: ________________________________

                                                Name:  _________________________

                                                Title: _________________________




                                            BNY MIDWEST TRUST COMPANY, as
                                            Trustee


                                            By: ________________________________

                                                Name:  _________________________

                                                Title: _________________________

                                                                     Exhibit A-1

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY]
                                   CERTIFICATE

                            THE DOW CHEMICAL COMPANY

                   [Description of Securities to be delivered]

     This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States Person or by persons who have purchased such Securities for offer to resell or resale to any U.S. Persons or any person in the United States or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States Person, that such person is a financial institution within the meaning of Section 1.1.65-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and which is not purchasing for offer to resell or resale inside the United States. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

     As used herein, "United States Person" means any citizen or resident of the United States of America (including the States and the District of Columbia) and its territories, its possessions and all areas subject to its jurisdiction ("United States"), including any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof and any estate or trust which is subject to United States federal income taxation regardless of the source of its income.

     We undertake to advise you in writing if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

     We understand that this certificate is required in connection with United States securities and tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.

Dated: __________, 20__
[To be dated on or after
_________, 20__ (the date
determined pursuant to the
Indenture)]

                                     [Name of person entitled to
                                     receive Security]

                                     By: _________________________

                                                                     Exhibit A-2

                  [FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                 AND CLEARSTREAM IN CONNECTION WITH THE EXCHANGE
                  OF A PORTION OF A TEMPORARY GLOBAL SECURITY]
                                   CERTIFICATE

                            THE DOW CHEMICAL COMPANY

                   [Description of Securities to be delivered]

     This is to certify with respect to $________ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons being entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificate or certificates.

     We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part of the Global Security submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

Dated:  ______________, 20__
[To be dated no earlier than
the Exchange Date]

                                     [EUROCLEAR BANK S.A./N.V., as
                                     Operator of the Euroclear System]

                                     [CLEARSTREAM]

                                     By: ______________________________

                                                                     Exhibit A-3

                  [FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
          AND CLEARSTREAM TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]
                                   CERTIFICATE

                            THE DOW CHEMICAL COMPANY

                   [Description of Securities to be delivered]

     This is to certify with respect to the Securities listed below or, with respect to payments on any global security representing Securities, the principal amount of any global security listed below that we have received from each of the persons appearing in our records as persons being entitled to receive payments with respect thereto (our "Qualified Account Holders") a certificate with respect to such Qualified Account Holders substantially in the form attached hereto.

     We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any Security or interest in any global security listed above are no longer true and cannot be relied upon as of the date hereof.

Dated:  ______________, 20__
[To be dated no earlier than the
relevant Interest Payment Date]


                                     [EUROCLEAR BANK S.A./N.V., as
                                     Operator of the Euroclear System]

                                     [CLEARSTREAM]

                                     By: _____________________________

                                                                     Exhibit A-4

              [FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS
                 TO OBTAIN INTEREST PRIOR TO ANY EXCHANGE DATE]
                                   CERTIFICATE

                            THE DOW CHEMICAL COMPANY

                           [Description of Securities]

     This is to certify that as of the Interest Payment Date on [Insert Date] and except as provided in the second paragraph hereof, none of the above-captioned Securities held by you for our account or any interest in any global security representing such Securities was beneficially owned by a United States Person (as defined below) or by persons who have purchased such Securities for offer to resell or resale to any United States Persons or any person in the United States or, if any of such Securities held by you for our account were beneficially owned by a United States Person, such United States Person either provided an Internal Revenue Service Form W-9 with respect to such interest payment or certified with respect to such interest payment that it was an exempt recipient as defined in Section 1.6049-4(c)(1)(ii) of the United States Treasury regulations.

     This certificate excepts and does not relate to $   principal amount of the
above-captioned Securities or any interest in a global security representing the Securities appearing in your books as being held for our account as to which we are not yet able so to certify and as to which we understand that we cannot receive any payments with respect thereto until we are able so to certify.

     We understand that this certificate is required in connection with United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.

     As used herein, "United States Person" means any citizen or resident of the United States of America (including the States and the District of Columbia), its territories and possessions and all areas subject to its jurisdiction ("United States"), including any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof and any estate or trust which is subject to United States Federal income taxation regardless of the source of its income.

                                     [Name of person entitled to
                                     receive interest]

                                     By: _________________________

Dated:  ___________, 20__
[To be dated on or after the
15th day before the relevant
Interest Payment Date]